SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 16, 1998


                         Credit Acceptance Corporation
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)

             000-20202                                 38-1999511
      (Commission File Number)             (IRS Employer Identification No.)

   25505 West Twelve Mile Road, Suite 3000, Southfield, Michigan 48034-8339
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (248) 353-2700

                                Not Applicable
         (Former name or former address, if changed since last report)




































ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On April 16, 1998, Arthur Andersen LLP informed Credit Acceptance Corporation (the "Registrant") that the client-auditor relationship between Arthur Andersen LLP and the Registrant had ceased. Although the Registrant had not communicated such fact to Arthur Andersen LLP, this notification followed the Registrant's determination to seek competitive bids from independent accounting firms, including Arthur Andersen LLP, with respect to the engagement of independent accountants to audit the Registrant's financial statements for the year ending December 31, 1998. The Registrant and Arthur Andersen LLP concur that such notification constitutes an indication by Arthur Andersen LLP that it declines to stand for re-election within the meaning of Item 4(a) of Form 8-K, although the Registrant is not required to seek shareholder approval or ratification of the appointment of independent accountants. The change of independent accountants was not reviewed, recommended or approved by the Registrant's Audit Committee or its Board of Directors. The Registrant is currently in the process of selecting independent accountants for its fiscal year ending December 31, 1998, and has placed no limitations on Arthur Andersen LLP in responding fully to inquiries of the successor accountant.

        The reports of Arthur Andersen LLP on the Registrant's financial statements for each of the years in the two year period ended December 31, 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

        In connection with its audits for the two most recent years and from January 1, 1998 through April 16, 1998, (i) there were no disagreements between the Registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such fiscal years and (ii) there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

        The Registrant has provided Arthur Andersen LLP with a copy of the above disclosures which the Registrant is making in response to Item 304(a) of Regulation S-K and has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated April 23, 1998, is filed as Exhibit 16 to this Form 8-K.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16       Letter from Arthur Andersen LLP, dated April 23, 1998



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 23, 1998                    CREDIT ACCEPTANCE CORPORATION


                                  /s/ Donald A. Foss
                                  --------------------------------
                                  By: Donald A. Foss
                                  Its: President and Chief Executive Officer